SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒                                                   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

RICHARDSON ELECTRONICS, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, OCTOBER 10, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Richardson Electronics, Ltd. (the “Company”) for its 2017 Annual Meeting of Stockholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders a non-binding advisory vote to approve the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers. At our 2011 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and our Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. The next scheduled advisory vote on execution compensation is scheduled to occur at our 2017 Annual Meeting of Stockholders.

This Amendment No. 1 affects: the Notice of Annual Meeting of Stockholders; amends the Proxy Statement to add the voting requirements for the new Proposal 4; amends the Proxy Statement to add the new Proposal 4; and adds Proposal 4 to the Proxy Card. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.

A new Proposal 4 shall be added to the Notice of Annual Meeting of Stockholders. The new Proposal 4 is a non-binding advisory vote on the frequency of future advisory votes on executive compensation. The Notice is amended to read in its entirety as follows:

RICHARDSON ELECTRONICS, LTD.

40W267 Keslinger Road

P.O. Box 393

LaFox, Illinois 60147-0393

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 10, 2017

Dear Stockholders:

On behalf of the Board of Directors and Management of Richardson Electronics, Ltd., I invite you to attend the 2017 Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, October 10, 2017, at 2:00 p.m. Central Time, at our corporate headquarters at 40W267 Keslinger Road, LaFox, Illinois 60147-0393.

The purpose of the Annual Meeting is to consider and vote on the following matters:

1.

To elect six directors nominated by Richardson’s Board of Directors for a term expiring at the 2018 Annual Meeting (Proposal 1);

2.

To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2018 (Proposal 2);

3.

To approve, on an advisory basis, the compensation of our Named Executive Officers (Proposal 3); and

4.

Non-binding advisory vote on the frequency of an advisory vote on the compensation of the Company’s Named Executive Officers (Proposal 4).

5.

To act upon any other business that may properly come before the meeting or at any adjournment or postponement thereof.

We currently are not aware of any other matters scheduled to come before the Annual Meeting. All stockholders are invited to attend the meeting, although only stockholders of record at the close of business as of August 11, 2017, are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. You may vote by telephone, via the Internet, or by mail before the Annual Meeting or in person at the Annual Meeting. For specific instructions, please refer to the accompanying proxy card.

This year we are again taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to stockholders via the Internet. On or about August 24, 2017, we sent notices of Internet availability of proxy materials to holders of our common stock as of the record date. The notice describes how you can access our proxy materials beginning on August 24, 2017.

By Order of the Board of Directors,

EDWARD J. RICHARDSON
Chairman of the Board, Chief Executive Officer and President

2.

The following new subsection shall be added to the end of the Section titled “Annual Meeting Information”:

Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Pursuant to Section 14A of the Exchange Act, as amended, we are asking Stockholders to vote, on an advisory basis, on whether future advisory votes on executive compensation should occur every year, every two years or every three years. We have had annual votes on executive compensation on an annual basis starting with our 2011 annual meeting.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board of Director’s recommendation. Although non-binding, the Board values the opinion of stockholders and will review the voting results. Notwithstanding the recommendation of our Board of Directors and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoptions of material changes to compensation programs.

3.

A new Proposal 4, titled “Proposal 4 – Non-Binding Advisory Vote on the Frequency of an Advisory vote on the Compensation of the Company’s Named Executive Officers” shall be added to the Proxy Statement following the section titled “Proposal 3 – Advisory Vote Regarding Compensation of Named Executive Officers”. Proposal 4 is added to read in its entirety as follows:

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our Stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 3 above should occur every year, every two years or every three years. We have had annual votes on executive compensation starting with our 2011 Annual Meeting of Stockholders.

While the Company believes that its executive compensation program is aligned with the long-term interests of its stockholders, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more immediate feedback on our compensation disclosures. However, Stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, it may not be appropriate or possible to change our executive compensation programs in consideration of the results of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of Stockholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our Stockholders.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the recommendation of the Board. Although non-binding, the Board will review the results of the stockholder vote. Notwithstanding the Board’s recommendation and the outcome of the Stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with Stockholders and the adoptions of material changes to compensation programs.

Our Board Recommends a Vote to Conduct Future Advisory Votes on Executive Compensation Every Year.

RICHARDSON ELECTRONICS, LTD. MICHELLE PERRICONE 40W267 KESLINGER ROAD P.O. BOX 393 LAFOX, IL 60147-0393

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:			☐	☐	☐

1.	Election of Directors

Nominees

01	Edward J. Richardson 02 Paul J. Plante 03 Jacques Belin 04 James Benham 05 Kenneth Halverson
06	Robert Kluge

The Board of Directors recommends you vote FOR proposals 2 and 3:								For	Against	Abstain

2.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2018.							☐	☐	☐

3.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.							☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:							1 year	2 years	3 years	Abstain

4.	Non-binding advisory vote on the frequency of an advisory vote on the compensation of the Company’s Named Executive Officers.						☐	☐	☐	☐

NOTE: In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

For address change/comments, mark here. (see reverse for instructions)			Yes	No	☐

Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

0000343735_1       R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement, Supplement is/are available at www.proxyvote.com

RICHARDSON ELECTRONICS, LTD.

Annual Meeting of Stockholders
October 10, 2017 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edward J. Richardson and Kathleen M. McNally as Proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock and Class B Common Stock of Richardson Electronics, Ltd. held of record by the undersigned at the close of business on August 11, 2017 at the Annual Meeting of Stockholders to be held on October 10, 2017 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000343735_2      R1.0.1.17